UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): June 3, 2010

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 3, 2010, Cardium Therapeutics, Inc. (“Cardium”) held its Annual Meeting of Stockholders. At the meeting, 70.32% of the outstanding shares of our voting stock were represented in person or by proxy. The first proposal voted upon was the election of two Class I Directors, each to serve until the next annual meeting of stockholders held to elect Class I directors. The two persons nominated by our Board of Directors received the following votes and were elected:

Name	For	Against	Broker Non-Votes
Lon E. Otremba	17,279,148	3,158,635	34,306,485
Edward W. Gabrielson, M.D.	17,567,621	2,870,162	34,306,485

The second proposal voted upon was ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The proposal received the following votes and was approved:

For	53,706,230
Against	858,097
Abstain	179,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: June 7, 2010	By:	/s/ CHRISTOPHER J. REINHARD
Christopher J. Reinhard
Chief Executive Officer